EXHIBIT 99.1

VICTORY KING
PREMIUM BRAND
VICTORY
ELECTRONIC CIGARETTES
SOFT TIP
MENTHOL
1.6% STRENGTH
1 PREMIUM ELECTRONIC CIGARETTE
VICTORY KING
PREMIUM BRAND
VICTORY
ELECTRONIC CIGARETTES
SOFT TIP
TOBACCO
1.6% STRENGTH
1 PREMIUM ELECTRONIC CIGARETTE

VICTORY *...for life*
ELECTRONIC CIGARETTES

VICTORY ELECTRONIC
CIGARETTES
EMPOWERING PEOPLE
TO REGAIN THEIR FREEDOM

FORWARD LOOKING STATEMENTS/SAFE HARBOR
This presentation contains forward-looking statements. Forward-looking statements are statements that relate to future events or future financial performance and include statements regarding the future size of the market for electronic cigarettes, the future health benefits of electronic cigarettes, future generations of Victory’s products, and Victory is well positioned to capture the opportunity.
These statements speak only as of the date of this presentation. These risks include but are not limited to: our ability to obtain any necessary financing on acceptable terms, the timing and amount of capital expenditures, timely receipt of regulatory and exchange approvals, our management team’s ability to implement its business plan, the consumer’s willing to switch to electronic cigarettes, the effects of government regulation, and general economic and financial market conditions. These risks, as well as other risks or events that we cannot currently anticipate, could cause Victory’s or its industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.
Although Victory believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including applicable securities laws, Victory undertakes no obligation to update any forward-looking statements.
Investors should read the risk factors disclosure in our annual report on Form 10-K, our quarterly reports on Form 10-Q, and other periodic reports filed from time-to-time with the Securities and
Exchange Commission at www.sec.gov.

THE OPPORTUNITY
  Introduced in 2009, first truly new CPG category in over a decade
  A clearly healthier alternative to tobacco cigarettes
  Over 90% of smokers have yet to experience the product
  At inception, segment predicted to exceed $300 billion in 10 years1
  Worldwide retail expansion opportunity, highly attractive for retailers
  Rapid development of next generation products imminent
  Victory (ECIG:OTC) is one of only two public pure-play investment

Source:  1 Bonnie Herzog, Wells Fargo

VICTORY AT A GLANCE
1. Top 5 brand in national awareness
2. Preferred product on “real tobacco” taste attribute
3. Excellent brand imagery and support - especially at POS
4. Highest landed margins for retailers
5. Exclusive partnership with 2nd largest broker/distributor in US
6. Leading internet presence
7. Excellent/efficient production, quality and supply chain systems
8. Strong pipeline of intellectual property
9. Seasoned CPG leadership team
10. Public company traded under the symbol ECIG on the OTC

Starter Kits

TOBACCO
RECHARGEABLE
VICTORY
VANILLA
5 CARTRIDGES
VICTORY KING
VICTORY KING
VICTORY
VICTORY
SOFT TIP
SOFT TIP
MENTHOL
1.6% STRENGTH
TOBACCO
1.6% STRENGTH

VICTORY PORTFOLIO
Micro-Kit
Rechargeables
Flavored
Refill
Cartridges
Disposables

Victory. Empowering People. Regaining Freedom. Victory…for life.
VICTORY POSITIONING
Target	For all smokers
Insight	Looking for a healthier and more flexible alternative
Brand	Victory is the brand
Category	of Electronic Cigarettes
Benefit	That empowers smokers
Reason Why	Because it has the most real tobacco taste… with no compromises

  Attractive category - $720 billion global runway
  Global opportunity, untapped in most markets & with most consumers
  Highly fragmented competition creates opportunity
  Victory is well positioned to capture share of the opportunity
  A distinctive, well-recognized brand
  A full product portfolio and strong IP pipeline
  Leading online distribution, now expanding into retail
  Capable, low-cost infrastructure supports strong margins
  Motivated, experienced, and disciplined executive management team
  Opportunity to be influenced by regulatory unknowns
KEY INVESTMENT CONSIDERATION

Source:  1 MarketLine, Euromonitor 2012

The Category

CATEGORY AT INCEPTION
  Traditional Cigarettes smoked by over 1.3 Billion people, $720 Billion
  60 Million smokers in US, $91 Billion Category
  Over 30% of smokers claim they are trying to quit every year
  >6 million people die each year from tobacco related diseases
  Regulatory environment unknown, worldwide
 Source: Industry Reports, Competitive reports, TVECA

  Global ECIG Segment now exceeds $1Billion, doubling every year
  Source of volume 99% from existing smokers . . . “trying to quit”
  Trail at inception with <10% “ever try”
  Recent studies show Ecigs to be the most effective cessation device
 - Up to 20% quitting completely
 - >50% reducing cigarette consumption

REGULATORY ENVIRONMENT UNKNOWN
  26 US states smoking ban
  US smoke-free - by 20201
  TVECA Ecig industry association highly active
  US FDA regulations in progress/discuss for 2+years
 - Potential online commerce restrictions
 - Potential flavor restrictions
 - Potential age restrictions
 - Potential communication restrictions
 - Potential safety/health certifications
  Other countries evaluating regulatory stance
Source: 1 Reuters April 21, 2011

DRIVEN BY MICRO-TECHNOLOGY, GEN 2
nicotine cartridge
atomization chamber
lithuim battery
  4 ingredients vs. the more than 4,000 chemicals in Cigarettes
  Mirrors ingrained smoking behavior, experience
  Full potential to be realized when Gen 3 & 4 arrive

DRIVEN BY SOLVING AN UNMET CONSUMER NEED
  Negative Health Effects of Tobacco Cigarettes are Clear
 - Cancer, Heart Disease, etc., including for Friends and Family
 - Dramatic Tax Increases, Health Care Premium Increases
 - Public Bans, Social Stigma, Employer Mandated Cessation
 - > 30% of Smokers Report “Trying to Quit” Each Year
  Ecigs are the first real consumer alternative
 - Same pleasurable experience, physical and psychological
 - Non-carcinogenic, Promotes a healthier lifestyle
 - Reduced financial and social burden
  Ecigs - first truly new CPG category in more than a decade

Electronic Cigarette Industry Growth Outlook
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$416
$653
$1,022
$1,914
$2,757
$3,246
2010
2011
2012
2013E
2014E
2015E

VICTORY
ELECTRONIC CIGARETTES

THE INDUSTRY BUZZ
 Source: Linarch Reports and Citi Research

CITI: These 10 Technologies Are
Completely Changing The World
Disruption 1: 3D Printing
Disruption 2: E-Cigarettes
Disruption 3: Genomics

School of Public Health

VICTORY
ELECTRONIC CIGARETTES

THE INDUSTRY BUZZ
Judy Hong
Goldman Sachs
Equity Research Analyst

Michael Siegel MD
Professor, Boston University
Bonnie Herzog
Wells Fargo
Managing Director
Beverage, Tobacco, Consumer

Carly Weeks
The Globe and Mail
Equity Research Analyst

Ann McNeill
Professor, King’s College London
Institute of Psychiatry
“…electronic cigarettes may not only be here to stay, but could surpass traditional cigarettes to become a leading tobacco product…” “The long-
term growth trajectory of the category will be robust.”
"Imagine a product that is possibly >99% less harmful than cigarettes, delivers a similar user experience and offers a better economic bargain—this is the proposition of electronic cigarettes (e-cigs).”  “Hong estimates they could hit $10bn in sales over the next several years…”
“…health organizations once viewed e-cigarettes…as a threat. But as more evidence emerges of their potential role in helping people wean themselves off cigarettes, those attitudes are rapidly shifting.”
“E-cigarettes “could literally save thousands of lives.”
“…57 per cent of people using e-cigarettes cut their daily number of cigarettes smoked by at least half after six months… the findings should persuade health experts to embrace e-cigarettes as a useful weapon in the battle against smoking. “

The Competition & The Company

Retail Penetration
Online
NJOY
mistic.
LOGIC
Vapor
blu
VICTORY

VICTORY
ELECTRONIC CIGARETTES

 Source: Industry Reports, Competitive reports, TVECA
High
High
Low
Low
Online Penetration
COMPETITIVE LANDSCAPE

Begins Operations In 2009
Begins internet sales
Improves quality, and supply chain
Becomes number one brand online
Launches at retail
Secures Walgreens distribution
Sales and demand increase
Expands retail distribution
Sells to Lorillard for $135MM

BLU SOLD AT 4 TIMES REVENUE IN <4 YEARS
• Online to retail in 2 years
• Secured one major account
• $0 to $40MM in less than 4 years
• $0 to 4x revenue acquisition @ $135MM

Becomes
leading
brand online
Improves
quality, and
supply chain
Launches
at retail
Secures
major
distribution
Sales and
demand
increase
Expands
retail
distribution
is
here
  Strong online business
  Solid retail distribution partners
  Accelerating revenue stream
  Major opportunity for shareholder value
VICTORY EVOLUTION SHOWS STRIKING
SIMILARITIES TO BLU
Begins
Operations
Begins
Internet Sales
In 2012

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
31.6%
22.8%
19.3%
64.9%
Blu
Njoy
Victory
None

60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
54.6%
27.2%
9.1%
9.1%
On-Line
Friends/Word of Mouth
In-Store
Other

- ***Victory leads in real tobacco taste preference***

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
20.0%
5.0%
65.0%
10.0%
Best Taste
Best Image
Available
Other

60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Blu
Njoy
Victory
All About the Same
Mild
Strong
Tobacco Taste
Smooth
Total

Source: Electronic Cigarette Central Location Test 2012

VICTORY COMPARES FAVORABLY AMONGST
COMPETITION
• Victory ranks well in brand awareness
• Brand Preference currently driven by availability…
• Victory awareness driven by Online strategy
FIGURE 4.1 VICTORY AWARENESS
FIGURE 3.1 UNAIDED BRAND AWARENESS
FIGURE 6.1 DRIVERS OF PREFERENCE
FIGURE 8.1 RATIONALE FOR TASTE PREFERENCE

4) Highest landed margins for retailers
5) Exclusive partnership with 2nd largest broker distributor in US
6) Leading internet presence
7) Excellent/efficient production, quality and supply chain systems
8) Strong pipeline of intellectual property
9) Seasoned CPG leadership team
10) Public company traded under ECIG on the OTC

- Dedicated, High Quality Manufacturing Partners
- Intern
- Integr
- Dedic
- Integr

Global Application
Builder (GAB)
Global Shop Management
utions
lobal Shop Materials
Solutions
Global Shop Financial
Global Shop
Solutions
obal Shop EDI
Shop Business
Intelligence
Global Shop
Relationsh
(CRM)
Global Shop Adv
Planning & Sched

VICTORY
ELECTRONIC CIGARETTES

SCALABLE INFRASTRUCTURE
Customer
Order via
EDI
Sales
Order
Created
Inventory
Levels
Withdrawn
Picking
List to
Shipping
Packing
Slip
Generated
Invoice
Generated
Accounting
Record
Updated
Inventory
Replenishment
Triggered

MENTHOL
TOBACCO
RECHARGEABLE
VICTORY
ELECTRONIC CIGARETTES
VANILLA
5 CARTRIDGES
VICTORY KING
PREMIUM BRAND
SOFT TIP
MENTHOL
1.6% STRENGTH
1 PREMIUM ELECTRONIC CIGARETTE
TOBACCO
1.6% STRENGTH
1 PREMIUM ELECTRONIC CIGARETTE

VICTORY
ELECTRONIC CIGARETTES

BRAND IMAGERY AND SUPPORT
  Recent national & regional account distribution > 2,500 stores
  Recent major distributor authorization -> 21 warehouses
  Recent exclusive international distribution -> 2 countries
Differentiated Packaging
Past
30
Days

VICTORY

VICTORY
ELECTRONIC CIGARETTES
We've got what your looking for
Race Fans!!
Smoke ANYWHERE
No Oder
No Tar or Second
Hand Smoke

VICTORY
ELECTRONIC CIGARETTES
$1 off
any Victory Electronic
Cigarette Cartridges
H-E-B
VOID

VICTORY
ELECTRONIC CIGARETTES

  Category captain in major retailers
  Outselling competitors 2-1 in co-distributed locations
BRAND IMAGERY AND SUPPORT
Customizable
In-shelf Racks
Stand-alone
Countertop
Displays
Couponing & Tie-ins
Experiential
Marketing

THE CUSTOMER AND CONSUMER BUZZ
Buyer
Major Convenience Store Chain

45 year-old Female Consumer
Atlanta, Georgia
SVP
Major East Coast Retail Chain

Category Manager
Major Southwest Retail Chain

27 year-old Male Consumer
Federal Way, Washington
(To a major tobacco company) “We are very happy with our partnership with Victory and quite happy staying exclusive with them.
”Yes, your packaging is the appropriate pack-rack size, and unlike anyone else in the category, Victory’s offering is clear and pops vs. others”
“Your racks doubled our facings from 9 to 18 in the same space. You were the most responsive. That’s why you were awarded Category Captain”
“I can now walk up and down the steps without loosing my breath. I can taste food again, and my kids tell me I don’t stink anymore. Thank you.”
“Thank you so much Brent. I tried Victory e-cig on a whim, thinking
"anything is better than the cancer sticks". I am very pleasantly surprised.
I have not touched a regular cigarette since my first Victory. I have subsequently tried a few other brands. Without a doubt your product is superior. I particularly enjoy your coffee flavor. So far I feel MUCH better.”
“Mr. Willis, Thank You for writing me. The Victory e-cigarette is doing wonders for me... I smoke at least half as much tobacco cigarettes than I used to.... I have a plan in place to completely smoking real cigarettes...”

35 year-old Male Consumer
Boerne, Texas

Attaches to Storm battery
Refillable Tank
Holds 1.6ml
Flavored Nicotine
Screw on Top
Rebuildable

Battery components
Atomizing device
Inhaler
Indicator light
Liquid container
Note:
Unscrew by turning to the left
Screw by turning to right

VICTORY

VICTORY
ELECTRONIC CIGARETTES

PIPELINE OF INTELLECTUAL PROPERTY
Generation 1
Current Product
Generation 2
Current Product
Generation 2A
Soft-Tip
Battery components
Indicator light
Liquid container
Atomizing Device
Next Generation
  Evolution of Taste, Feel, Weight
  Evolution of Function, Performance
  Revolution of Construction
  Revolution of Components

$40
$35
$30
$25
$20
$15
$10
$5
$0
Size of Market
Current Category
Time

THE INDUSTRY BUZZ

(In USD Billions)
2010 2011 2012  2013
10% of
Growth
Estimate
High Return
on Investment
High Return
on Investment
Window
Window
Technical/
Performance
Change
 Source: Linarch Reports and Citi Research

  Attractive category - $720 billion global runway
  Global opportunity, untapped in most markets & with most consumers
  Highly fragmented competition creates opportunity
  Victory is well positioned to capture share of the opportunity
  A distinctive, well-recognized brand
  A full product portfolio and strong IP pipeline
  Leading online distribution, now expanding into retail
  Capable, low-cost infrastructure supports strong margins
  Motivated, experienced, and disciplined executive management team
KEY INVESTMENT CONSIDERATION

Source:  1 MarketLine, Euromonitor 2012

Company Data & Select Management
Biographies

MARKET DATA
Company Name	Victory Electronic Cigarettes Corp.
Exchange/Symbol	OTCBB/ECIG
Shares Issued and Outstanding	53,344,000
SIC	2111
CUSIP#	92644K104
Fiscal Year End	December 31
Date of Incorporation	May 19, 2004
Incorporated	Nevada
Industry	Cigarettes
Transfer Agent	Nevada Agency and Trust Company
Corporate Attorneys	Clark Wilson LLP
Auditors	Accell Audit & Compliance, P.A.

BRENT DAVID WILLIS - CHAIRMAN & CEO
Brent Willis is the Chairman and Chief Executive Officer of Victory E-Cigarettes. Prior to Victory, Mr. Willis
operated as the Chairman and Chief Executive Officer of a portfolio of companies including Liberty
Ammunition, a leading lead-free ammunition company, Throwdown Industries, a leading mixed martial arts company, and a start up medical device company. Mr. Willis continues to own a significant equity stake in each of these firms.
Prior to running private equity based firms, Brent served as the CEO for Cott Corporation (NYSE; COT), the world’s largest retailer brand beverage company and was also the Global CCO, President, and on the Board of Management for InBev and Board of Directors for AmBev (NYSE: BUD, ABV). At InBev, he developed and implemented the strategy, the top-line growth initiatives and the acquisitions that led the Company to share price appreciation of more than 400% and transformation into the world’s largest beer company.
From 1996 through 2001, Brent served as a President in Latin America for The Coca-Cola Company where led his Division to the #2 ranking worldwide of all Coca-Cola Company operating units and led the largest turnaround in Company history. From 1987 through 1996, Brent worked for Kraft Foods, Inc., where he managed a number of Kraft’s brands, developed Category Management in the US, led numerous acquisitions and joint ventures in Japan, Korea, Indonesia and others, and launched the Kraft Brand in
China.  Brent began his career in the US Army and served with distinction in elite Combat Arms units.
Brent holds a Bachelors of Science in Engineering from the United States Military Academy at West Point and a Masters in Business Administration from the University of Chicago.

MARC HARDGROVE - PRESIDENT, ONLINE DIVISION
Marc Hardgrove is the Co-founder of Victory Electronic Cigarettes, and operates as the President of the
Online Division for the Company. He is a highly successful entrepreneur with ownership of several companies and depth of expertise in Internet commerce.

Mr. Hardgrove co-founded Jumpline.com web hosting in 1997 and served as President for nine years.
Under Marc’s leadership, Jumpline.com grew from a start-up to be one of the largest web hosting companies in the United States. Jumpline.com has customers in 97 countries and hosts over 150,000 websites around the world. Mr. Hardgrove is a major equity holder of Jumpline.com and currently sits on the Board of Directors for the firm.
In 2006 Mr. Hardgrove Co-Founded a web2.0 business called Next Net Media. Next Net Media is one of the premier search engine optimization firms in the US, that manages over 5,000 small business’s organic search results. Mr. Hardgrove sits on the Next Net Media Board of Directors and continues to own a significant equity stake in the firm.
Mr. Hardgrove is a graduate of The Ohio State University with a double major in Business Marketing and
Finance.

JOHN PERNER - PRESIDENT, RETAIL DIVISION
John Perner is the President of the Retail Division for Victory E-Cigarettes. Prior to Victory, Mr. Perner was
the Chief Customer Officer of Chateau Sales, and led the efforts to secure new distribution with Costco,
Target, Home Depot, Safeway, and Publix for the Company.
From 1993 through 2010 Mr. Perner was with the Pepsi- Cola Company. He was one of the leading sales persons in the Company and was awarded PepsiCo’s “Accelerating Growth Award” in 2005, the
“Presidents Ring of Honor” in 2000, and Pepsi’s “Right Side Up” award in 1995. Prior to PepsiCo from 1988 through 1993, John was a Sales Representative with the Duracell Battery Company and received multiple awards for Sales Excellence.
In addition to sales, Mr. Perner also has many years of business management experience in the golf industry. He has served on the boards of the Nationwide Senior Championship, Palm Springs Celebrity Golf
Classic, and the Sarazen World Open Championship. Additionally, Mr. Perner was part of the official U.S.
delegation for the 1993 U.S. Ryder Cup Team, and the 1997 U.S. Ryder Cup Team. He also has written for
Atlanta Golf Magazine.
John has also served as Chairman of the Board of Directors for Oglethorpe University Museum of Art, and
currently serves on the Board of the Variety Club of Georgia. He earned a Wrestling Scholarship to the
University of Georgia, and graduated with an A.B. degree in 1984.

PAUL DILLMAN - PRESIDENT, INTERNATIONAL DIVISION
Paul Dillman is the President of International for Victory Electronic Cigarettes. He is a seasoned general manager with over 20 years of global multi-national company experience across the US, Europe and Asia. He brings broad experience in general management, marketing, innovation, organization building, sales and distribution with world class Companies including Phillip Morris, Kraft Foods, InBev, and Coca-Cola.
Prior to joining Victory, Paul was an independent consultant who mentored and led initiatives for multiple start-up firms and was the Chief Marketing Officer for DTI Software. From 2006 through 2008, Mr. Dillman was the Deputy Group Marketing Director Asia Pacific for The Coca-Cola Company. From 2004 through 2006,
Paul was with InBev, leading global marketing for multiple brands and was one of the key contributors to building the world’s largest beer company, including expanding the Beck’s brand in key markets around the world, and leading all Sales and Marketing initiatives for Russia, Ukraine and Central & Eastern Europe.
Prior to InBev, from 1997 - 2004 Paul was the Area Director for Phillip Morris in Southeast Asia, and was
General Manager for Philip Morris Singapore and President & General Manager for Kraft Foods in Korea. Mr.
Dillman joined Kraft Foods in 1986 in Marketing and held successive leadership positions in numerous
Divisions throughout the Company. He began his career in the US Army and served with distinction in the US
Army Corps of Engineers culminating with a successful Company Command.
Mr. Dillman is a graduate of the US Military Academy at West Point in Nuclear Engineering and earned a
Masters in Systems Management from the University of Southern California.

STEVE RIFFLE - PRESIDENT, INDEPENDENT DIVISION
Steve Riffle is the President of the Online Division of Victory Electronic Cigarettes, and has worked with the
Company since inception. In his tenure with the firm, Mr. Riffle has grown the independent retail business to over 1,000 customers across the United States, and developed the online Membership model, that is one of the leading membership programs in the the Industry with a database of over 100,000 customers.

Prior to Victory, Mr. Riffle spent over 20 years in the fitness and event merchandising industries. From
2006 through 2010, Steve led all the sales and event merchandising efforts for Squeeze Productions, generating greater than $20 million in annual sales. In 2004, Steve founded Fitness Unlimited, a chain of
Fitness centers in Southern California that he then sold to 24 Hour Fitness.
From 1996 through 2005 he was the General Manager of LA Fitness where he transformed the business from loss making to generating over $1MM in annual income. From 1986 through 2005 Mr. Riffle was the
Area Supervisor of Nautilus Plus Fitness Centers, one the leading fitness chain at the time, based in
Newport Beach, California.

ROBERT HARTFORD - CHIEF FINANCIAL OFFICER
Bob has over 30 years of experience in Financial Management to his role as CFO for Victory Electronic
Cigarettes. For the past 10 years Mr. Hartford has acted as CEO, CFO, and COO for private and public companies. Prior to assuming his role for Victory Electronic Cigarettes, Mr. Hartford operated as the Chief
Financial Officer and Board Member from 2008 - 2012 for Orthopedic Designs North America Inc, an
orthopedic trauma medical device company.
From 1997 through 2007 Bob provided investment banking and CFO services to a portfolio of companies in banking, medical software, electronics manufacturing, computer based training, franchising, and medical technology industries. From 1995 to 1996, Bob served as Vice President of Eaglestone Capital, where he was responsible for the acquisition of portfolio companies, and served on the Board of Directors of each acquisition. From 1990 to 1994, Bob acted as President of Quantum Capital, where he was responsible for raising seed capital for start-up firms and acted as an advisor for a healthcare company’s initial public offering.
Following service in the US Army, Mr. Hartford began his finance career with Raymond James & Associates and subsequently founded Investor Portfolio, Inc, a broker dealer specializing in Private Placement transactions and Quantum Capital Inc. a private investment and consulting firm.
Mr. Hartford is an Accounting graduate of the University of South Florida, and is a member of The
Association for Corporate Growth.

VICTORY KING
PREMIUM BRAND
VICTORY
ELECTRONIC CIGARETTES
SOFT TIP
MENTHOL
1.6% STRENGTH
1 PREMIUM ELECTRONIC CIGARETTE
VICTORY KING
PREMIUM BRAND
VICTORY
ELECTRONIC CIGARETTES
SOFT TIP
TOBACCO
1.6% STRENGTH
1 PREMIUM ELECTRONIC CIGARETTE

VICTORY *...for life*

ELECTRONIC CIGARETTES

VICTORY ELECTRONIC
CIGARETTES
EMPOWERING PEOPLE
TO REGAIN THEIR FREEDOM